Supplement to the
Fidelity Advisor® Technology Fund
Class A, Class M, Class C, Class I, and Class Z
September 28, 2024
Summary Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Advisor Series VII has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor® Technology Fund and Technology Portfolio pursuant to which Fidelity Advisor® Technology Fund would be reorganized on a tax-free basis with and into Technology Portfolio.
As a result of the proposed Reorganization, shareholders of Fidelity Advisor® Technology Fund would receive, respectively, corresponding shares of Technology Portfolio.
The Agreement provides for the transfer of all of the assets of Fidelity Advisor® Technology Fund in exchange for corresponding shares of Technology Portfolio equal in value to the net assets of Fidelity Advisor® Technology Fund and the assumption by Technology Portfolio of all of the liabilities of Fidelity Advisor® Technology Fund. After the exchange, Fidelity Advisor® Technology Fund will distribute the Technology Portfolio shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Technology Fund. As a result, shareholders of Fidelity Advisor® Technology Fund will become shareholders of Technology Portfolio (these transactions are collectively referred to as the "Reorganization").
The Reorganization, which does not require shareholder approval, is expected to take place on or about November 14, 2025. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor® Technology Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.
Effective after the close of business on the business day prior to the Reorganization, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's Reorganization takes place.
For more detailed information, please contact Fidelity at 1-877-208-0098.
AFTF-SUSTK-0725-105 1.9880399.105	July 22, 2025